UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2008

UNIVERSAL AMERICAN CORP.
(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24013e-4(c))

Item 7.01.	Regulation FD Disclosure

Universal American Corp. (the “Company” or “Universal American”) held a conference call on Wednesday, March 5, 2008, to discuss recent developments that have affected the Company’s earnings guidance and the corrected financial information that it has provided as an exhibit to a Current Report on Form 8-K filed that day.  During this call, the Company provided revised earnings guidance, among other things.   A transcript of the call is attached hereto as Exhibit 99.1.

During the call, Robert A. Waegelein, the Company’s Chief Financial Officer, stated that the Company was examining whether the acquisition of MemberHealth, Inc. would be accretive for 2008. The Company has determined that the acquisition would be between 4% and 7% accretive for 2008.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Information contained in this report, including any exhibit, and oral statements made from time to time by our representatives may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws.  These forward-looking statements may include, but not be limited to, statements regarding the effectiveness and completeness of our compliance with Centers for Medicare and Medicaid Services regulations and requirements and its effect on our earnings; the identification of acquisition candidates and the completion and/or integration or accretion of any such transactions; statements regarding our expectations of our operating plans and strategies generally; statements regarding our expectations of the performance of our Medicare Supplement and Medicare Advantage businesses and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; our ability to institute future rate increases; expectations regarding our Medicare Part D program, including our estimates of membership, premiums, costs and revenues; and future operating results. Although we believe that the expectations reflected in forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will achieve our expectations. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond our ability to control or predict. Important factors that may cause actual results to differ materially and that could impact us and the statements contained in this report, including any exhibit,  can be found in our filings with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. We assume no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN CORP.

By:	/s/ MITCHELL J. STIER
Mitchell J. Stier
Senior Vice President and General Counsel

Date:  March 6, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Transcript of Business Update Call of Universal American Corp. held on March 5, 2008.